SCUDDER

Scudder Variable Life Investment Fund

Supplement to Prospectus Dated May 1, 1999


Bond Portfolio

The following information replaces the current disclosure concerning portfolio management for Bond Portfolio:

Scudder Kemper takes a team approach to asset management. Scudder Kemper's team is comprised of investment professionals, economists, research analysts, traders and other investment specialists, located in offices across the United States and around the world.

Robert S. Cessine is the Portfolio Manager for the Bond Portfolio. Mr. Cessine joined the team for the Portfolio in 1999, and joined Scudder Kemper in 1993. He began his investment career in 1982. Prior to joining Scudder Kemper he was a Senior Corporate Bond Analyst and Chairman of the Bond Selection Committee at an unaffiliated investment management company.

Growth and Income Portfolio

The following replaces the second full paragraph in the "Main investment strategies" section of the Prospectus for Growth and Income Portfolio:

In managing the portfolio, the portfolio management team considers both yield and other valuation and growth factors, meaning that it focuses the portfolio's investments on securities of companies whose dividends and earnings prospects are believed to be attractive relative to the portfolio's benchmark index, the Standard & Poor's 500 Composite Stock Price Index. The portfolio may sell securities if their yield or growth prospects are expected to be below the benchmark average. Typically, companies that meet these criteria are large.

The following replaces the first full paragraph in the "Risk management strategies" section of the Prospectus for Growth and Income Portfolio:

The portfolio management team manages the portfolio's risk by diversifying widely among industries and companies. The portfolio also invests primarily in dividend-paying stocks, whose prices have historically tended to fall less in down markets.

August 20, 1999
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Balanced Portfolio

The following changes with respect to the Balanced Portfolio are effective September 1, 1999.

The following replaces disclosure in the "Portfolio management" section of the Prospectus for Balanced Portfolio:

Gary A. Langbaum is the Lead Portfolio Manager for the Balanced Portfolio. Mr. Langbaum joined the team for the portfolio in 1999, and joined Scudder Kemper in 1988. He began his investment career in 1970. Prior to joining Scudder Kemper he was a Senior Research Analyst and Associate Director of Research at a banking trust company.

Tracy McCormick is a Portfolio Manager for the Balanced Portfolio. Ms. McCormick joined the team for the portfolio in 1999, and joined Scudder Kemper in 1994. She began her investment career in 1980. Prior to joining Scudder Kemper she was a Senior Vice President and a Portfolio Manager at an unaffiliated investment management company.

Robert S. Cessine is a Portfolio Manager for the Balanced Portfolio. Mr. Cessine joined the team for the portfolio in 1999, and joined Scudder Kemper in 1993. He began his investment career in 1982. Prior to joining Scudder Kemper he was a Senior Corporate Bond Analyst and Chairman of the Bond Selection Committee at an unaffiliated investment management company.

The following replaces disclosure in the "Investment objective," "Main investment strategies," "Other investments," "Risk management strategies" and "Main risks" sections of the Prospectus for Balanced Portfolio:

Investment objective

Balanced Portfolio pursues a balance of growth and income from a diversified portfolio of equity and fixed-income securities. Unless otherwise indicated, the portfolio's investment objective and policies may be changed without a vote of shareholders.

Main investment strategies

The portfolio management team allocates portfolio holdings among equity and fixed-income securities based on its evaluation of the overall financial climate, including interest rates, capital flows, inflation and fiscal controls. It also makes adjustments among industry sectors and, in the case of fixed-income securities, overall credit quality and duration. The portfolio invests primarily in the equity and fixed-income securities of U.S. companies.
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The portfolio normally invests between 50% and 75% of its net assets in common stocks and other equity securities. Equity securities in which the portfolio may invest include common stocks, preferred stocks, convertible securities and warrants.

The portfolio management team focuses on equity securities it regards as reasonably priced relative to their earnings growth potential. It evaluates a variety of factors, including historic and projected earnings growth, balance sheets and stock prices. The portfolio management team follows a disciplined buy and sell strategy, in which proprietary research gathered from meetings with, among others, senior management of companies in which the portfolio invests, government experts and industry leaders plays an important role.

To enhance income and stability, the portfolio will normally invest 25% to 50% of its net assets in fixed-income securities. At all times, the portfolio will be invested at least 25% in fixed-income senior securities. The portfolio management team allocates fixed-income investments among corporate bonds, U.S. government securities, mortgage-backed securities and other fixed-income securities. While the portfolio has the ability to invest up to 20% of its bond assets (10% of total portfolio assets) in high yield securities, it normally invests predominantly in corporate debt securities which are rated in the four highest grades by a nationally recognized statistical rating service, such as Standard and Poor's Ratings Services or Moody's Investors Service, Inc.

Of course, there can be no guarantee that by following these strategies, the portfolio will achieve its objective.

Other investments

To a more limited extent, the portfolio may, but is not required to, utilize other investments and investment techniques that may impact portfolio performance including, but not limited to, options, futures and other derivatives (financial instruments that derive their value from other securities or commodities, or that are based on indices).

Risk management strategies

The portfolio manages risk in its stock allocation by diversifying widely among industries and companies.

The portfolio's bond investments are diversified by maturity, credit quality and industry.

For temporary defensive purposes, the portfolio may invest up to 100% of its assets in cash and in money market and short-term instruments. In such a case, the portfolio would not be pursuing, and may not achieve, its investment objective.
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The portfolio may, but is not required to, use certain derivatives in an attempt to manage risk. The use of derivatives could magnify losses.

Main risks

The primary factor affecting the portfolio's performance is stock market movements. Stock market movements will affect the portfolio's share prices on a daily basis and the portfolio's returns and net asset value will go up and down. Declines are possible both in the overall stock market and in the type of securities held by the portfolio.

An investment in the common stock of a company represents a proportionate ownership interest in that company. Therefore, the portfolio participates in the success or failure of any company in which it holds stock. Compared to other classes of financial assets, such as bonds or cash equivalents, common stocks have historically offered the greatest potential for gain on your investment. However, the market value of common stocks can fluctuate significantly, reflecting such things as the business performance of the issuing company, investors' perceptions of the company or the overall stock market and general economic or financial market.

To the extent that the portfolio invests in bonds, the most significant risk is that interest rates will rise, and the prices of bonds held by the portfolio will fall in proportion to their duration. It is also possible that bonds in the portfolio's portfolio could be downgraded in credit rating or go into default.

Investments in high yield securities (often referred to as "junk bonds") are more likely to be affected by negative developments relating to their issuers or industries, and entail relatively greater risk of loss of income and principal than investments in higher rated securities. Market prices of high yield securities may fluctuate more than market prices of higher rated securities.

The portfolio management team's skill in choosing appropriate investments for the portfolio will determine in large part the portfolio's ability to achieve its investment objective. The portfolio's asset allocation could prove to be less appropriate to market conditions than those of other balanced mutual funds.

There are market and investment risks with any security and the value of an investment in the portfolio will fluctuate over time and it is possible to lose money invested in the portfolio.